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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Form S-8 Registration Statement of our report dated December 3, 1997, relating to the financial statements of EMB Corporation and Subsidiary (formerly called Pacific International, Inc.), which is incorporated by reference therein.



San Diego, California
January 29, 1998




                              Exhibit 23.1-Page 1